Exhibit 99.1

TDA – AMERI METRO COLLABORATION AGREEMENT

This Collaboration Agreement (“Agreement”) by and between TDA Global Systems, LLC, a Limited Liability Company Registered, Domiciled and in current Good Standing in the State of Wyoming, with offices located at 30 N. Gould Street, Suite 22728, Sheridan, WY 82801 (“TDA”) and Ameri Metro Infrastructure Cryptocurrency, Inc., a Corporation Registered, Domiciled and in current Good Standing in the State of Delaware, with offices located at 2575 Eastern Blvd., Suite 105, York, PA 17402 (“AMI”), who heretofore shall be and are herein referred to collectively as the (“Parties.”)

WHEREAS, TDA is a Wyoming Limited Liability Company (“LLC” which has the ability and willingness to enter into this Collaboration Agreement; and

WHEREAS, AM is a Delaware Corporation (“Corp” which has the ability and willingness to enter into this Collaboration Agreement; and

WHEREAS, the above-referenced Parties wish to collaborate thoroughly as full, 50% - 50%, equal collaborators in the development of and implementation of cryptocurrency (“Crypto”) as a useful currency in business, investment and trade on a global basis; and

WHEREAS, the above-referenced Parties wish to further and equally collaborate on the development of a global, Crypto based banking system, which shall include depository institutions, clearing house capabilities and crypto based structured finance; and

WHEREAS, the Parties wish to additionally and equally collaborate on the raising of capital for project financing through crypto for equal, collaborative projects and businesses, in multiple and diverse areas of business on a global basis; and

WHEREAS, the Parties wish to engage into this Agreement and agree to abide by the terms and conditions contained herein;

NOW, THEREFORE, in consideration of the agreements herein contained, the Parties hereby agree as follows:

1. The Parties to this Agreement hereby expressly agree that the above-stated pre-amble clauses shall be incorporated into this Agreement, as more fully agreed to by and between the Parties and shall be included herein and made a part hereof.

2. The Parties hereby expressly agree to join together on a collaborative basis as full, 50% - 50%, equal collaborators in the development of and implementation of cryptocurrency (“Crypto”) as a useful currency in business, investment and trade on a global basis, in accordance with the terms and conditions as contained herein.

3. With respect thereto and as above agreed, the Parties expressly agree collaborate equally with regard to each and every aspect of any and all business ventures, development projects and financial arrangements the Parties agree to pursue and engage in, in accordance with the terms and conditions contained herein

4. The Parties hereby further and expressly agree to work collaboratively toward the establishment of a Crypto based depository institution, in accordance with and under the regulatory scheme of Wyoming State Law and in compliance with U.S. federal rules and regulations thereto and shall do so through a collaborative combination of the Parties’ respective technologies and financial resources.

5. The Parties hereby additionally and expressly agree to work collaboratively toward the establishment of a Crypto based bank, in accordance with and under the regulatory scheme of Wyoming State Law and in compliance with U.S. federal rules and regulations thereto and shall do so through a collaborative combination of the Parties’ respective technologies and financial resources.

6. The Parties hereby further and expressly agree to work collaboratively toward the establishment of additional Crypto based depository institutions globally, as agreed by the Parties, in accordance with and under the regulatory scheme of Wyoming State Law, other jurisdictional laws thereto and in compliance with U.S. federal rules and regulations and shall do so through a collaborative combination of the Parties’ respective technologies and financial resources.

7. The Parties hereby further and expressly agree to work collaboratively toward the establishment of additional Crypto based banks globally, as agreed by the Parties, in accordance with and under the regulatory scheme of Wyoming State Law, other jurisdictional laws thereto and in compliance with U.S. federal rules and regulations and shall do so through a collaborative combination of the Parties’ respective technologies and financial resources.

8. The Parties shall hereby expressly agree to additionally and equally collaborate on the raising of capital for project financing through crypto for equal, collaborative projects and businesses, in multiple and diverse areas of business on a global basis.

9. It is further agreed that each Party, respectively shall have the approval of the other Party to bring forward business opportunities, development projects, not for profit and/or charitable/humanitarian endeavors, mergers and acquisitions of other companies, structured financing opportunities and any other business and/or project development ideas for discussion, analysis and decision/approval of the Parties collaboratively with respect to moving forward with any such opportunity as above-described.

10. The Parties hereby expressly agree that any and all operating costs, business development costs, real estate purchase costs, financial structuring costs, legal costs, accounting costs, travel costs, compliance costs and any and all other, associated costs, fees and expenses of the collaboration shall be borne equally by the Parties hereof, through collaboration in the Crypto space as agreed and in accordance with the terms and conditions as contained herein.

11. The Parties hereby expressly agree that any and all revenues from Crypto trading, Crypto investment, Crypto based business revenues, structured finance deals, real estate operations, project development revenues, banking revenues, depository institution revenues, fiat currency based investments, fiat currency based business revenues and any and all other sources of revenues and/or returns on investment (“ROI”) shall be disbursed equally to the Parties hereof, as agreed and in accordance with the terms and conditions as contained herein.

12. The Parties hereby expressly agree that any and all subsidiaries, joint venture partners, affiliated companies, affiliated financial institutions and any and all other entities in which either Party has a majority interest in, either personally or through company based ownership, regardless of the form of the company and regardless of jurisdiction and/or venue thereto, shall be expressly covered by and be included within this Agreement, in accordance with the terms and conditions as contained herein.

13. The Parties expressly agree upon execution hereof, that AMI shall immediately provide to TDA its private blockchain technology, it’s current use title/escrow company which is Capehorn Abstract Inc., its real estate mortgage company Susquehanna Mortgage Bankers Corp, Susquehanna Mortgage Bank and Crypto Asset and Natural Resources Commodities Exchange, LLC and/or Crypto Asset and Natural Resources Commodities Exchange, DAO “Decentralized Autonomous Organization, LLC in order for the Parties to commence building their collaborative business immediately upon execution of this Agreement.

13. The Parties herein expressly acknowledge, understand and agree that this Agreement shall be legally binding and shall become effective on the date as executed hereof (“Effective Date”) and shall remain in effect as a legally binding Agreement upon the Parties hereto.

14. The Parties herein expressly and further acknowledge, understand and agree that this Agreement has been drawn, agreed to and executed herein as legally binding, so that the Parties can immediately commence there collaboration in moving forward with business as agreed, but that this Agreement shall eventually and as soon as reasonably possible, be superseded by those Master corporate documents of and by the Parties, which shall include Incorporation Articles, Operating Agreements, By-Laws and various other documents in accordance therewith.

15. This Agreement shall commence on the date of signing, and execution of this Agreement by the Parties, which shall be the Effective Date hereof.

16. This Agreement shall constitute the entire understanding of the Parties hereof and cannot be changed, modified and/or terminated without the express, written and mutual consent of the Parties.

17. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same Agreement.

18. It is hereby agreed that both an electronically mailed (email) copy as well as a facsimile copy of this Agreement shall be valid, binding, legal and enforceable as if it were an original.

19. The Parties herein expressly agree that any and all confidential and/or proprietary information disclosed or made available by either Party (“Discloser”) to the other Party, (“Recipient”), shall be hereinafter known as the Confidential Information thereto.

20. The Parties further and expressly agree that the Confidential Information shall include, but shall not be limited to, (a) business plans, financial reports, financial data, employee data, customer lists, forecasts, strategies, and all other business information; and (b) software or firmware code, semiconductor or printed circuit board layout diagrams, product designs and/or specifications, algorithms, computer programs, mask works, inventions, unpublished patent applications, manufacturing or other technical or scientific know-how, specifications, technical drawings, diagrams, schematics, technology, processes, and any other trade secrets, discoveries, ideas, concepts, know-how, techniques, materials, formulae, compositions, information, data, results, plans, surveys and/or reports of a technical nature or concerning research and development and/or engineering activity.

21. Confidential Information may be that of Discloser or of third parties to whom Discloser has an obligation to treat the disclosed information as confidential. Confidential Information also includes copies, notes, abstracts and other tangible embodiments made by Recipient that are based on or contain any of such information, as well as the existence and progress of the Purpose thereto.

22. Information as disclosed shall be considered to be Confidential Information and protected under this Agreement if it is identified as “confidential” or “proprietary” at the time of disclosure or if the information should reasonably be considered to be confidential or proprietary due to its nature or the context of its disclosure.

23. The Recipient of Confidential Information covenants and agrees to use Discloser’s Confidential Information solely for any and all agreed upon business opportunities and projects by and between the parties and/or their respective technologies thereto.

24. Each Party to this Agreement hereby expressly agrees that any disagreement of any kind that cannot be settled by and between the Parties, shall be submitted to binding arbitration in the State of Wyoming, in accordance with the rules of arbitration in the State of Wyoming and of the American Arbitration Association.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives on the respective dates set forth below.

Dated: January 22, 2022

TDA Global Systems, LLC		Ameri Metro Infrastructure Cryptocurrency, Inc.

By:	Todd Owen	By:	Shah Mathias
	C.E.O.		C.E.O.

By:	Todd Reynold	By:	Rosemary Hennessy
	Witness		Witness

6